UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 9, 2020

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 9, 2020, the registrant executed a non-binding Letter of Intent (“LOI”) with Akyumen Corp. (“Akyumen”), a Florida corporation, regarding the deployment of the registrant’s ARknet App (“ARknet”) as a pre-installed application in the future releases of the Hawk Projector Phone, developed owned and being distributed by Akyumen.

Item 9.01 Financial Statements and Exhibits

99.1	January 9, 2020 Press Release: Pre-installation of TTCM's ARknet App into Akyumen’s Hawk Projector Phone

99.2	January 9, 2020 Tautachrome-Akyumen Letter of Intent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: January 16, 2020	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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